Exhibit 99.3

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Allied Nevada Gold Corp., et al. Debtors	Case No. 15-10503

MONTHLY OPERATING REPORT

For the Period July 1, 2015 through July 31, 2015

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Attestation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Account Reconciliations	MOR-1a			X
Bank Account Balances	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b	X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4			X
Summary of Unpaid Postpetition Debts	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Stephen M. Jones	August 26, 2015
Signature of Authorized Individual*	Date

Stephen M. Jones	Executive VP, CFO, and Secretary
Printed Name of Authorized Individual	Title of Authorized Individual

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Allied Nevada Gold Corp., et al.	Case No. 15-10503
Debtors

General Notes

1.	Introduction

On March 10, 2015 (the “Commencement Date”), Allied Nevada Gold Corp. (“Allied”) and certain affiliates (collectively with Allied, the “Debtors”), each filed a voluntary petition for relief commencing cases (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware. The Debtors continue to operate their business and manage their properties as debtors in possession pursuant to Bankruptcy Code sections 1107 and 1108. On March 19, 2015, the United States Trustee for the District of Delaware appointed a statutory committee of creditors pursuant to Bankruptcy Code section 1102(a) and 1102(b). On April 10, 2015, the U.S. Trustee appointed a statutory committee of equity security holders pursuant to Bankruptcy Code section 1102. Information contained herein may differ from that contained in the pleadings filed by the Debtors on the Commencement Date due to more accurate information having become available since the Commencement Date.

2.	GAAP

The financial statements and supplemental information contained herein are preliminary and unaudited, and may not comply with generally accepted accounting principles in the United States of America (“GAAP”) in all material respects. In addition, the financial statements and supplemental information contained herein represent information for the Debtors only and exclude all non-Debtor affiliates.

The unaudited financial statements have been derived from the Debtors’ books and records. This information, however, has not been subject to certain procedures that would typically be applied to financial information in accordance with GAAP. Upon application of such procedures, the Debtors believe that the financial information could be subject to change, which could be material. The information furnished in this report includes primarily normal recurring adjustments but does not include all adjustments that would typically be made for financial statements in accordance with GAAP.

3.	General Methodology

The Debtors prepared this Monthly Operating Report (“MOR”) relying primarily upon the information set forth in their books and records. Consequently, certain transactions that are not identified in the normal course of business in the Debtors’ books and records may not be included in this MOR. Nevertheless, in preparing this MOR, the Debtors made reasonable efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been identified therein.

4.	Past Performance

The results of operations contained herein are not necessarily indicative of results that may be expected for any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial position of the Debtors in the future.

5.	Prepetition vs. Postpetition Liabilities

The Debtors allocated liabilities between prepetition and postpetition periods based upon the information available at the time of, and research conducted in connection with, the preparation of this MOR. As additional information becomes available and further research is conducted, the Debtors’ allocation of liabilities between prepetition and postpetition periods may change. The liability information, except as otherwise noted, is listed as of the close of business as of the end of July 2015. Accordingly, the Debtors reserve all rights to amend, supplement or otherwise modify this MOR as necessary and appropriate.

6.	Insurance

To the best of the Debtors’ knowledge, all premiums for insurance policies are current.

7.	Book Value of Assets

Unless otherwise indicated, the values for the assets contained in this MOR are book values as of the end of July 2015. Amounts ultimately realized from the disposition of the Debtors’ assets may materially vary from the stated book value. Thus, unless otherwise noted, this MOR reflects the carrying values of the assets as recorded on the Debtors’ books and records as of the end of July 2015 and are not based upon any estimate of such assets’ current market values. The Debtors reserve the right to amend or adjust the value of each asset herein.

8.	Liabilities Subject to Compromise

As a result of commencing the Chapter 11 Cases, the payment of prepetition indebtedness is subject to compromise or other treatment under a chapter 11 reorganization plan. Generally, actions to enforce or otherwise effect payment of prepetition liabilities are stayed.

The filing of the Chapter 11 Cases constituted an event of default under, or otherwise triggered repayment obligations with respect to, a number of debt instruments and agreements relating to direct and indirect financial obligations of the Debtors (collectively, the “Prepetition Debt”). As a result, obligations under the Prepetition Debt became automatically and immediately due and payable. The Debtors believe that any efforts to enforce the payment obligations under the Prepetition Debt have been stayed as a result of the filing of the Chapter 11 Cases. However, the automatic stay has been lifted in the following situations:

a.	Atlas Copco, lessor of certain drill rigs, has been granted the right to repossess the drill rigs which secured the related capital lease obligations of the Debtors. Atlas Copco has been granted an allowed secured claim for the sale price of the drill rigs (the “Atlas Allowed Secured Claim”), which Atlas Allowed Secured Claim would be a part of the Class 3 Other Secured Claims as set forth in the Amended Plan and which shall be fully and finally satisfied by the return of the drill rigs. Atlas Copco shall not be entitled to any other or further distribution from the Debtors and their estates on account of the Atlas Allowed Secured Claim.

b.	Caterpillar Financial Services Corporation (“CAT”), lessor of certain mining equipment, has been granted the right to repossess the identified mining equipment which secured the related term loan and capital lease obligations of the Debtors. CAT has been granted an allowed secured claim for the sales prices of the identified mining equipment (the “CAT Allowed Secured Claim”), which CAT Allowed Secured Claim would be a part of the Class 3 Other Secured Claims as set forth in the Amended Plan and which shall be fully and finally satisfied by the surrender of the identified mining equipment. CAT shall not be entitled to any other or further distribution from the Debtors and their estates on account of the CAT Allowed Secured Claim.

c.	Bank of America Leasing & Capital, LLC , People’s Capital and Leasing Corp., MB Financial Bank, N.A., Key Equipment Finance, a division of KeyBank National, Washington Federal, a national banking association, and Western Alliance Bank dba Alliance Bank of Arizona (all of the foregoing, collectively, the “BAL Group”), lessors of certain mining equipment, have been granted the right to repossess the identified mining equipment which secured the related capital lease obligations of the Debtors. The BAL Group has been granted an allowed secured claim for the sales prices of the identified mining equipment (the “BAL Allowed Secured Claim”), which BAL Allowed Secured Claim would be a part of the Class 3 Other Secured Claims as set forth in the Amended Plan and which shall be fully and finally satisfied by the surrender of the identified mining equipment. The BAL Group shall not be entitled to any other or further distribution from the Debtors and their estates on account of the BAL Allowed Secured Claim.

The Debtors are currently discussing with their other lessors the return of certain additional equipment and expect to enter into similar arrangements to those outlined above with respect to the mining equipment that secures the related capital lease obligations.

9.	Liabilities Not Subject to Compromise

The Debtors have been paying and intend to continue to pay undisputed postpetition claims in the ordinary course of business.

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Allied Nevada Gold Corp., et al.	Case No. 15-10503
Debtors

MOR-1

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS1

For the Period July 1, 2015 through July 31, 2015

	Bank Accounts		Current Month	Cumulative Filing to Date
	Hycroft Resources & Development Inc.	Allied Nevada Gold Corp.	ACTUAL	ACTUAL
CASH BEGINNING OF PERIOD	3,792,269.69	4,790,285.45	8,582,555.14	3,722,605.63

RECEIPTS
CASH SALES	8,426,609.43		8,426,609.43	58,780,984.59
ACCOUNTS RECEIVABLE	2,005,057.85		2,005,057.85	8,555,805.35
TRANSFERS BETWEEN ACCOUNTS	2,000,000.00	-2,000,000.00	0.00	0.00
SALE OF ASSETS			0.00	17,500,000.00
OTHER (ATTACH LIST)		1,418,839.84	1,418,839.84	1,749,579.93
TRANSFERS (FROM DIP ACCTS)		10,000,162.38	10,000,162.38	60,000,162.38

TOTAL RECEIPTS	12,431,667.28	9,419,002.22	21,850,669.50	146,586,532.25

DISBURSEMENTS
NET PAYROLL	1,600,918.92	184,981.30	1,785,900.22	9,789,858.56
PAYROLL TAXES	674,151.92	78,098.01	752,249.93	4,087,040.57
BENEFITS (INS, 401K, FSA)	293,063.98	533,231.74	826,295.72	4,214,262.90
SALES, USE, & OTHER TAXES			0.00	1,243,805.20
SECURED/ RENTAL/ LEASES	241,133.31		241,133.31	13,776,940.70
BANK FEES (INCLUDING DIP FEES)		3,505.80	3,505.80	843,975.34
LOAN INTEREST		759,456.18	759,456.18	2,232,873.66
VENDOR DISBURSEMENTS	11,868,918.65	726,138.55	12,595,057.20	75,903,678.33
OTHER (ATTACH LIST)			0.00	17,817,000.00
TRANSFERS (TO DIP ACCTS)			0.00	0.00
PROFESSIONAL FEES		2,089,891.54	2,089,891.54	8,990,067.88
U.S. TRUSTEE QUARTERLY FEES		44,300.00	44,300.00	74,200.00
COURT COSTS			0.00	0.00

TOTAL DISBURSEMENTS	14,678,186.78	4,419,603.12	19,097,789.90	138,973,703.14

NET CASH FLOW	-2,246,519.50	4,999,399.10	2,752,879.60	7,612,829.11
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF PERIOD	1,545,750.19	9,789,684.55	11,335,434.74	11,335,434.74

[1]	There was no activity in the reporting period for the following Debtors: Victory Exploration Inc., Victory Gold Inc., Allied Nevada Gold Holdings LLC, Allied VGH Inc., Allied VNC Inc., Hasbrouck Production Company LLC, ANG Pony LLC, ANG Northeast LLC, ANG North LLC, ANG Eureka LLC, ANG Cortez LLC, and ANG Central LLC.

THE FOLLOWING SECTION MUST BE COMPLETED

Allied Nevada Gold Corp.

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS	4,419,603.12
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0.00
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	4,419,603.12

Hycroft Resources & Development, Inc.

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS	14,678,186.78
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0.00
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	14,678,186.78

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Allied Nevada Gold Corp., et al.	Case No. 15-10503
Debtors

MOR-1

SCHEDULE OF CASH RECEIPTS & DISBURSEMENTS - OTHER EXPLANATIONS

For the Period July 1, 2015 through July 31, 2015

BREAKDOWN OF “OTHER” CATEGORY	Current Month	Cumulative Filing to Date

Hycroft Resources & Development, Inc. Other Deposits
United States Treasury	0.00	1,161.47
Napa Rebate	0.00	4,214.06
Southwest Gas Refund	0.00	169.13
ADP Payroll Refund	0.00	1,033.16
Northern Nevada Recycling Inc.	0.00	3,267.50

	0.00	9,845.32

Allied Nevada Gold Corp. Other Deposits
United States Treasury	0.00	5,470.55
Discovery Benefits Cobra Reimbursements	0.00	1,594.60
Advanced Mineral Royalty Reciept	0.00	3,000.00
National Bank of Canada Interest	0.00	165.05
Transfer from Adequate Insurance Account	0.00	309,000.00
NV Energy Refund	0.00	5.09
Fedex Refund	0.00	64.88
Discovery Benefits-COBRA Payment	0.00	1,594.60
Nevada Net Proceeds Tax Refund	1,418,839.84	1,418,839.84

	1,418,839.84	1,739,734.61

Allied Nevada Gold Corp. Other Disbursements
Transfer to Adequate Insurance Account	0.00	317,000.00
Transfer to Restricted Cash Account	0.00	17,500,000.00

	0.00	17,817,000.00

August 26, 2015

Office of the United States Trustee

Subject: Attestation Regarding Bank Account Reconciliations

The Debtors hereby submit this attestation regarding bank account reconciliations in lieu of providing copies of bank statements and copies of all reconciliations.

The Debtors have, on a timely basis, performed all bank account reconciliations in the ordinary course of its business. Copies of the bank account statements and reconciliations are available for inspection upon request by the office of the United States Trustee.

/s/ Stephen M. Jones
Name:	Stephen M. Jones
Position:	Executive Vice President, Chief Financial Officer and Secretary

Sworn to and Subscribed Before me on this 26th Day of August, 2015

/s/ Jacqueline Martinez
Notary Public

My Commission Expires: 2-2-2019

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Allied Nevada Gold Corp., et al.	Case No. 15-10503
Debtors

MOR-1a

SCHEDULE OF BANK ACCOUNTS AND BALANCES

As of July 31, 2015

Case #	Related Entity	Bank Name	Bank Account Ending In:	Balance[1]
15-10503	Allied Nevada Gold Corp.	Wells Fargo Bank	6528	0.00
15-10503	Allied Nevada Gold Corp.	Wells Fargo Bank	6536	9,780,684.55
15-10503	Allied Nevada Gold Corp.	Wells Fargo Bank	9536	9,000.00
15-10503	Allied Nevada Gold Corp.	Scotiabank	1210	0.00
15-10514	Hycroft Resources & Development, Inc.	Wells Fargo Bank	6544	0.00
15-10514	Hycroft Resources & Development, Inc.	Wells Fargo Bank	6551	1,545,750.19

			Total	11,335,434.74

15-10503	Allied Nevada Gold Corp. - restr. cash	Wells Fargo Bank	9615	0.00

[1]	Book balance per the Debtors’ general ledger.

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Allied Nevada Gold Corp., et al.	Case No. 15-10503
Debtors

MOR-1b

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

For the Period July 1, 2015 through July 31, 2015

Payee	Period Covered	Amount Approved		Check		Current Month		Cumulative Filing to Date
			Payor	Number	Date	Fees	Expenses	Fees	Expenses
Stroock & Stroock & Lavan	5/01/2015 - 5/31/2015	503,935.97	Allied Nevada	52143	7/6/2015	499,263.00	2,672.97
								2,241,364.75	11,549.35
Wachtell, Lipton, Rosen, & Katz	6/01/2015 - 6/30/2015	120,392.80	Allied Nevada	52204	7/27/2015	117,182.50	3,210.30
								571,393.74	9,476.84
RPA Advisors LLC	5/01/2015 - 5/31/2015	74,228.78	Allied Nevada	52142	7/6/2015	74,049.75	179.03
								473,936.00	9,685.03
Houlihan Lokey Capital Inc.	5/24/2015 - 6/23/2015	126,495.70	Allied Nevada	52141	7/6/2015	125,000.00	1,495.70
								525,000.00	12,036.04
Paul Hastings LLP	3/01/2015 - 3/31/2015	10,783.01	Allied Nevada	52220	7/30/2015	10,248.75	534.26
	4/01/2015 - 4/30/2015	29,370.00	Allied Nevada	52220	7/30/2015	29,370.00	0.00
	5/01/2015 - 5/31/2015	41,252.50	Allied Nevada	52220	7/30/2015	41,252.50	0.00
								470,490.00	17,873.69
Prime Clerk	6/01/2015 - 6/30/2015	95,014.98	Allied Nevada	Wire	7/24/2015	95,014.98	0.00
								503,616.87	90,214.76
Fennemore Craig								27,467.10	0.00
Wilmington Savings Fund								800.00	0.00
Morris, Nichols, Arsht & Tunnell	6/01/2015 - 6/30/2015	4,156.17	Allied Nevada	52171	7/21/2015	3,973.00	183.17
								16,053.29	608.20
Akin Gump Strauss	5/01/2015 - 5/31/2015	664,574.90	Allied Nevada	Wire	7/24/2015	653,861.00	10,713.90
								2,371,451.00	19,688.02
Blank Rome, LLP	5/01/2015 - 5/31/2015	43,920.02	Allied Nevada	Wire	7/24/2015	43,674.00	246.20
								235,565.20	28,294.75
Young Conaway Stargatt & Taylor	5/01/2015 - 5/31/2015	28,421.68	Allied Nevada	52172	7/21/2015	28,147.00	274.68
								129,223.50	2,651.57
Fasken Martineau								25,459.60	0.00
Polsinelli PC	5/01/2015 - 5/31/2015	14,144.40	Allied Nevada	Wire	7/24/2015	14,144.40	0.00
								58,328.64	494.00
Zolfo Cooper, LLC	5/01/2015 - 5/31/2015	38,349.50	Allied Nevada	52205	7/27/2015	38,146.80	202.70
								184,889.20	550.95
FTI Consulting, Inc.	5/01/2015 - 5/31/2015	40,448.40	Allied Nevada	Wire	7/24/2015	40,448.40	0.00
								284,400.40	17,042.63
Arent Fox, LLP	5/01/2015 - 5/31/2015	118,753.79	Allied Nevada	Wire	7/24/2015	118,635.20	118.59
								459,138.80	1,543.30
JDS Energy & Mining								5,131.08	230.83
Broadridge	6/17/2015	2,394.97	Allied Nevada	52161	7/21/2015	2,394.97	0.00
	6/11/2015	1,621.89	Allied Nevada	52161	7/21/2015	1,621.89	0.00
								26,539.94	0.00
Upshot Services, LLC								4,646.91	0.00
Erwin & Thompson, LLP								19,600.00	0.00
Moelis & Company	5/01/2015 - 5/31/2015	133,631.90	Allied Nevada	Wire	7/24/2015	120,000.00	13,631.90	120,000.00	13,631.90

						2,056,428.14	33,463.40	8,754,496.02	235,571.86

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Allied Nevada Gold Corp., et al.	Case No. 15-10503
Debtors

MOR-2

STATEMENTS OF OPERATIONS1

For the Period July 1, 2015 through July 31, 2015

(Unaudited)

	Allied Nevada Gold Holdings LLC	Allied Nevada Gold Corp.	Hycroft Resources & Development, Inc.	Allied VNC, Inc.	Victory Gold, Inc.	Elimination	Debtors Consolidated
Revenue	$—	$—	$10,832,841	$—	$—	$—	$10,832,841

Operating expenses:
Production costs	—	—	7,963,522	—	—	—	7,963,522
Depreciation and amortization	—	23,249	2,202,129	—	—	—	2,225,378
Write-down of production inventories	—	—	—	—	—	—	—

Total cost of sales	—	23,249	10,165,651	—	—	—	10,188,900

Exploration, development, and land holding	—	34,329	127,173	—	—	—	161,502
Accretion	—	—	84,527	—	—	—	84,527
General and administrative	—	870,505	—	—	—	—	870,505
Separation and severance costs	—	—	1,388,673	—	—	—	1,388,673
Asset impairments, dispositions, and loss on assets classified as held for sale, net	—	—	—	—	—	—	—

Reorganization items, net:
Currency swap valuation adjustment	—	—	—	—	—	—	—
Notes carrying value adjustment	—	—	—	—	—	—	—
Legal and professional fees	—	4,397,966	—	—	—	—	4,397,966
Diesel swaps valuation adjustment	—	—	—	—	—	—	—
Warrant liability adjustment	—	—	—	—	—	—	—

Loss from operations	—	(5,326,049)	(933,183)	—	—	—	(6,259,232)

Other income (expense):
Interest income	—	1,176	—	—	—	—	1,176
Interest expense	—	(1,095,548)	(91,546)	—	—	—	(1,187,094)
Other, net	—	72,271	—	—	—	—	72,271

Loss before income taxes	—	(6,348,150)	(1,024,729)	—	—	—	(7,372,878)
Income taxes	—	—	—	—	—	—	—

Net loss	$—	$(6,348,150)	$(1,024,729)	$—	$—	$—	$(7,372,878)

[1]	There was no activity in the reporting period for the following Debtors: Victory Exploration Inc., Allied VGH Inc., Hasbrouck Production Company LLC, ANG Pony LLC, ANG Northeast LLC, ANG North LLC, ANG Eureka LLC, ANG Cortez LLC, and ANG Central LLC.

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Allied Nevada Gold Corp., et al.	Case No. 15-10503
Debtors

MOR-3

BALANCE SHEETS1

As of July 31, 2015

(Unaudited)

	Allied Nevada Gold Holdings LLC	Allied Nevada Gold Corp.	Hycroft Resources & Development, Inc.	Allied VNC, Inc.	Victory Gold, Inc.	Elimination	Debtors Consolidated
Assets:
Cash and cash equivalents	$—	$9,789,685	$1,545,750	$—	$—	$—	$11,335,435
Accounts receivable	—	—	2,446,051	—	—	—	2,446,051
Inventories	—	—	16,361,711	—	—	—	16,361,711
Ore on leachpads, current	—	—	195,072,571	—	—	—	195,072,571
Prepaids and other	—	1,303,322	2,419,701	—	—	—	3,723,024
Assets held for sale	—	—	3,162,137	—	—	—	3,162,137
Deferred tax assets, current	—	—	—	—	—	—	—

Current assets	—	11,093,007	221,007,921	—	—	—	232,100,927

Restricted cash	—	—	38,147,218	—	—	—	38,147,218
Ore on leachpads, non-current	—	—	83,602,530	—	—	—	83,602,530
Other assets, non-current	—	590,739	286,344	—	—	—	877,083
Plant, equipment, and mine development, net	—	176,055	266,176,518	—	—	—	266,352,573
Mineral properties, net	—	—	13,731,196	—	—	—	13,731,196
Investment in subsidiary	66,549,819	25,000	(9,071,738)	(3,807,909)	(2,860,022)	(50,835,150)	—
Deferred tax assets, non-current	—	—	—	—	—	—	—
Intercompany receivable	—	1,011,124,193	—	2,003,610	3,501,338	(1,016,629,141)	—

Total assets	66,549,819	1,023,008,993	613,879,988	(1,804,299)	641,316	(1,067,464,291)	634,811,527

Liabilities not subject to compromise:
Accounts payable	—	8,868,951	14,153,865	—	—	—	23,022,816
Interest payable	—	673,044	—	—	—	—	673,044
Other liabilities, current	—	76,911,689	1,953,903	—	—	—	78,865,592
Debt, current	—	118,401,772	6,405,523	—	—	—	124,807,295
Deferred tax liabilities, current	—	—	—	—	—	—	—
Asset retirement obligation, current	—	—	—	—	—	—	—

Current liabilities not subject to compromise	—	204,855,456	22,513,291	—	—	—	227,368,747

Other liabilities, non-current	—	55,595	1,188,329	—	—	—	1,243,924
Debt, non-current	—	—	—	—	—	—	—
Asset retirement obligation, non-current	—	—	20,524,930	—	—	—	20,524,930
Deferred tax liabilities, non-current	—	—	—	—	—	—	—
Intercompany payable	68,318,961	—	948,310,180	—	—	(1,016,629,141)	—

Total liabilities not subject to compromise	68,318,961	204,911,052	992,536,730	—	—	(1,016,629,141)	249,137,602

Liabilities subject to compromise:
Senior notes	—	316,640,001	—	—	—	—	316,640,001
Accounts payable	—	1,708,403	14,191,597	—	—	—	15,900,000
Term and security deposit loan	—	—	17,974,000	—	—	—	17,974,000
Interest payable	—	7,515,000	1,621,000	—	—	—	9,136,000
Accrued compensation and benefits	—	26,000	156,000	—	—	—	182,000
Currency swap derivative instrument	—	891,000	—	—	—	—	891,000
Capital leases	—	—	118,984,244	—	—	—	118,984,244

Total liabilities subject to compromise	—	326,780,404	152,926,841	—	—	—	479,707,245

Total Liabilities	68,318,961	531,691,455	1,145,463,572	—	—	(1,016,629,141)	728,844,847

Stockholders’ Equity:
Common stock	—	125,990	—	—	—	—	125,990
Additional paid-in capital	77,328,475	749,643,150	62,037,260	—	309,583	(116,008,140)	773,310,328
Accumulated other comprehensive income	—	—	—	—	—	—	—
(Accumulated deficit) retained earnings	(79,097,617)	(258,451,603)	(593,620,843)	(1,804,299)	331,733	65,172,990	(867,469,638)

Total stockholders’ equity	(1,769,142)	491,317,538	(531,583,583)	(1,804,299)	641,316	(50,835,150)	(94,033,320)

Total liabilities and stockholders’ equity	$66,549,819	$1,023,008,993	$613,879,988	$(1,804,299)	$641,316	$(1,067,464,291)	$634,811,527

[1]	There was no activity in the reporting period for the following Debtors: Victory Exploration Inc., Allied VGH Inc., Hasbrouck Production Company LLC, ANG Pony LLC, ANG Northeast LLC, ANG North LLC, ANG Eureka LLC, ANG Cortez LLC, and ANG Central LLC.

August 26, 2015

Office of the United States Trustee

Subject: Attestation Regarding Postpetition Taxes

The Debtors hereby submit this attestation regarding postpetition taxes.

The Debtors are current on all of their postpetition tax obligations to the extent that the taxes are not in dispute or subject to reconciliation. To the best of my knowledge, there are no material tax disputes or reconciliations.

/s/ Stephen M. Jones
Name:	Stephen M. Jones
Position:	Executive Vice President, Chief Financial Officer and Secretary

Sworn to and Subscribed
Before me on this 26th
Day of August, 2015

/s/ Jacqueline Martinez
Notary Public

My Commission Expires: 2-2-2019

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Allied Nevada Gold Corp., et al.	Case No. 15-10503
Debtors

MOR-4

UNPAID POSTPETITION PAYABLES1

As of July 31, 2015

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Allied Nevada Gold Corp. Accounts Payable	$8,868,951	0	0	0	0	$8,868,951
Hycroft Resources & Development, Inc. Accounts Payable[2]	$14,153,865	0	0	0	0	$14,153,865
Total Postpetition Debts	$23,022,816	0	0	0	0	$23,022,816

[1]	Other than the Debtors referenced above, no other Debtors had unpaid postpetition accounts payable balances as of July 31, 2015.
[2]	Amount includes $4 million due to Jacobs in April 2016 that has been reclassified from noncurrent accounts payable.

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Allied Nevada Gold Corp., et al.	Case No. 15-10503
Debtors

MOR-5

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING1

For the Period July 1, 2015 through July 31, 2015

Hycroft Resources & Development, Inc. Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	2,124,581
+ Amounts billed during the period	12,222,060
- Amounts collected during the period	-11,900,590

Total Accounts Receivable at the end of the reporting period	2,446,051

Hycroft Resources & Development, Inc. Accounts Receivable Aging	Amount
0 - 30 days old	1,477,927
31 - 60 days old	199,485
61 - 90 days old	253,489
91+ days old	515,150
Total Accounts Receivable	2,446,051
Amount considered uncollectible (Bad Debt)	0

Accounts Receivable (Net)	2,446,051

Accounts Receivable are routinely collected from 60 to 180 days after sales due to significant time to agree on the final assays.

[1]	Hycroft Resources & Development, Inc. is the only Debtor with revenues and related accounts receivable.

Debtor Questionnaire

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X